LOAN MODIFICATION AND RENEWAL AGREEMENT

                        --------------------------------


     THIS LOAN AND NOTE MODIFICATION AGREEMENT (this "Agreement") dated effective the 14 day of September, 2004, between Boca First Capital LLLP, a Florida limited liability limited partnership (the "Lender"), Capitol First Corporation, a Nevada corporation (formerly known as Capitol Communities Corporation, ("Borrower"), and its subsidiaries (hereinafter collectively the "Borrower").

     A. Borrower entered into a Business Loan Agreement with Lender dated April 26, 2002 (the "Loan Agreement"), and modified on May 15, 2002 and September 27, 2002, pursuant to which Lender Agreed to loan to BORROWER and BORROWER agreed to repay any money borrowed of up to $4,000,000.00 ("Line of Credit") from Lender, and BORROWER executed a Note in favor of Lender on equal dates, evidencing such obligation to repay and BORROWER grants to Lender a security interest in all of assets of BORROWER and its subsidiaries, including without limitation the outstanding 1,000 shares of stock of Capitol Development of Arkansas, Inc. ("CDA") (the "Shares") evidenced by a Stock Pledge Agreement, and a mortgage (the "CDA Mortgage") on real property located in Maumelle, Arkansas and further described in Exhibit "A", attached hereto and made a part hereof (hereinafter collectively the "Loan Documents").

     B. Borrower, as partial consideration for the loan extension, also grants to Lender the assets described in Exhibit "B", attached hereto and made a part hereof, including any substitute collateral.

     C. Borrower desires now to renew and modify the terms of the Loan Agreement and Note and executes this Agreement to evidence such modification and Lender agrees to such renewal and modification on the terms and conditions described in this Agreement.

     NOW, THEREFORE, for the consideration described above and other good and valuable consideration hereby acknowledged by the parties, be it agreed by and between the Lender and Borrower as follows:

     1. The Borrower hereby delivers to Lender the CDA Mortgage Modification Agreement and thereby grants to Lender a continuing security interest in Maumelle, Arkansas, real property to secure the payment of the obligations due to Lender from Borrower pursuant to the Note, the Modification Agreement, the Loan Agreement and the Mortgage Modification Agreement.

     2. The Borrower hereby agrees to deliver to Lender a mortgage on any real property acquired by Borrower, at Lender's written notice ("Notice") to secure the payment of the obligations due to Lender from Borrower pursuant to the Note, the Loan Modification Agreement, and the Loan Agreement. Upon notification of the mortgage request, it shall be the option of Lender to require a paid ALTA Loan Policy in the full amount of the fair market value of the real property insuring Lender, issued by a title company approved by Lender. Such mortgage and


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title policy, if requested, shall be provided to Lender by not more than 30 days of Notice.

     3. Borrower hereby agrees to deliver to Lender any additional mortgages or collateral required to perfect the interest of the Lender, including any documentation, mortgages, UCC schedules from Borrower required to secure assets discussed herein.

     3.1. Borrower hereby agrees to provide to Lender a modified, updated Schedule B, "Borrower's Assets," on a monthly basis.

     4. Upon execution of this Loan Modification and Renewal Agreement and Renewal Note, Borrower agrees to pay two and one half percent (2 1/2%) in points on the total $4,000,000.00 Line of Credit, an amount equal to One Hundred Thousand Dollars ($100,000.00) to Lender.

     5. Covenants as to the Collateral. So long as any of the Line of Credit shall remain outstanding, unless Lender shall otherwise consent in writing:

     (a) Further Assurances. Borrower shall, at Borrower's expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that is necessary or desirable or that Lender may request in order: (i) to protect and perfect the security interest created or purported to be created hereby; (ii) to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral (or any part thereof); or (iii) to otherwise effect the purposes of this Agreement, including, without limitation, furnishing to Lender from time to time reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

     (b) Disposition of the Collateral. Without the prior written consent of Lender, Borrower shall not: (i) assign (by operation of law or otherwise), transfer, substitute or otherwise dispose of the Collateral (or any part thereof); or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to the Collateral except for the security interest created in favor of Lender; or as otherwise disclosed in Exhibit "C", attached hereto and made a part hereof.

     (c) Compliance with Loan Documents. Borrower shall, at all times, comply with all covenants set forth in the Note Renewal Agreement and the Loan Documents, as amended.

     6. Additional Provisions Concerning the Collateral.

     (a) Borrower hereby irrevocably appoints Lender the Borrower's attorney-in-fact and proxy, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in Lender's discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (i) to ask, demand, collect, sue for, recover,


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compound, receive and give acquittance and receipts for moneys due and to become due under or with respect to the Collateral (or any part thereof); (ii) to receive, endorse and collect any checks, drafts or other instruments, documents and chattel paper in connection with clause (i); and (iii) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral (or any part thereof). Borrower hereby ratifies and approves all acts of said attorney; and the attorney, so long as the attorney acts in good faith, shall have no liability to Borrower for any act or omission as such attorney.

     (b) If Borrower fails to perform any agreement contained herein or other Loan Documents, Lender may itself perform or cause performance of such agreement or obligation, and the expenses of Lender incurred in connection therewith shall be payable by Borrower, and shall be fully secured hereby.

     (c) The powers conferred on Lender hereunder are solely to protect the Lender's interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

     (d) Anything herein to the contrary notwithstanding: (i) the exercise by Lender of any of its rights hereunder shall not release Borrower from any of Borrower's duties or obligations under the Note and Loan Documents included in or relating to the Collateral; and (ii) Lender shall not have any obligation or liability by reason of this Agreement under any agreements included in or relating to the Collateral, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     7. All other terms of the Renewal Note, and all other terms of the Mortgage Modification Agreement, this Loan Modification and Renewal Agreement, the Loan Agreement, Stock Pledge and such other instruments as may have been executed pursuant to the Loan Agreement; except as amended by this Agreement, shall hereafter remain in full force and effect. All terms of any other instruments executed by the parties hereto, except as amended by this Agreement, shall likewise hereafter remain in full force and effect.

Witness:                                Borrower:
                                        Capitol First Corporation


_________________________               /s/ ASHLEY B. BLOOM
                                        ----------------------------------------
                                        By: Ashley B. Bloom, Acting President

_________________________



                        SIGNATURES CONTINUE ON NEXT PAGE


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                                        Borrower:
_________________________               Capitol Development of Arkansas, Inc.


                                        /s/ ASHLEY B. BLOOM
                                        ----------------------------------------
                                        By: Ashley B. Bloom, Acting President
_________________________




                                        Lender:
_________________________               Boca First Capital, LLLP
                                        By Addison Capital Group, LLC, its
                                        General Partner

_________________________
                                        /s/ HOWARD BLOOM
                                        ----------------------------------------
                                        By:  Howard Bloom
                                        Its: Authorized signer/member




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                                    EXHIBIT A
                      CAPITOL DEVELOPMENT OF ARKANSAS, INC.
                   MORTGAGE & MORTGAGE MODIFICATION AGREEMENT



      The mortgage attached to Exhibit 10.10 is incorporated by reference.






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                                    EXHIBIT B
                                BORROWER'S ASSETS

    The financial statements of Capitol First Corporation, as filed from time to time with the Securities and Exchange Commission are hereby incorporated by reference.









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                                    EXHIBIT C
                              CURRENT ENCUMBRANCES

    The financial statements of Capitol First Corporation, as filed from time to time with the Securities and Exchange Commission are hereby incorporated by reference.













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